UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

133 E. Warm Springs Road, Ste. 102 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously announced, on September 18, 2018, Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger with Maverick Casinos LLC, a Nevada limited liability company (“Parent”), and Maverick Casinos Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”), dated as of that date (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged (the “Merger”) with and into the Company, as a result of which the Company will continue as the surviving corporation and a wholly-owned subsidiary of Parent.

On November 29, 2018, in order to facilitate and avoid delays associated with obtaining the approvals of the Washington State Gambling Commission required in order to consummate the Merger, the Company entered into a Securities Purchase Agreement dated as of that date (the “Securities Purchase Agreement”) with Parent. Pursuant to the Securities Purchase Agreement, on November 29, 2018, the Company issued and sold to Parent 890,390 shares of its common stock, par value $0.12 per share (the “Shares”), representing 5.0% of the outstanding shares of common stock of the Company (based on the number of outstanding shares of common stock of the Company on November 29, 2018, after giving effect to the issuance and sale of the Shares), in a private placement, for $2.42 per share, the closing market price for shares of the Company’s common stock on the last trading day prior to the issuance and sale of the Shares to Parent (and for an aggregate purchase price of $2,154,743.80 (the “Purchase Price”)).

Pursuant to the terms of the Securities Purchase Agreement, Parent has agreed not to sell, assign, dispose of, exchange, pledge, encumber, or otherwise transfer any of the Shares, or any interest therein, except to the Company as described below, and with respect to all matters presented to the Company’s stockholders, Parent has agreed to vote all of the Shares held by Parent in the same manner and in the same proportion (rounded to the nearest whole share) as shares of common stock of the Company that are not held by Parent are voted. The Securities Purchase Agreement also contains representations, warranties, and other provisions customary for transactions of this nature.

A portion of the Purchase Price for the Shares was funded by the release of all funds held in escrow ($2,001,085.03) pursuant to the Escrow Agreement dated as of September 18, 2018 (the “Initial Escrow Agreement”), by and among the Company, Parent, and Fidelity National Title Agency of Nevada, Inc., a Nevada corporation dba Fidelity National Title Group, as escrow agent, which was entered into in connection with the Merger Agreement, to secure Parent’s obligation to pay a termination fee of $2 million (the “Parent Termination Fee”) to the Company if the Merger Agreement is terminated under certain circumstances prior to the consummation of the Merger. The remaining portion of the Purchase Price ($153,658.77) was paid in cash by Parent (the “Cash Payment”).

2

All of the Shares acquired by Parent pursuant to the Securities Purchase Agreement were deposited with Mutual of Omaha Bank (the “Escrow Agent”) into a segregated escrow account, to be held, released, and disposed of by the Escrow Agent pursuant to the Securities Escrow Agreement (as defined below), to secure Parent’s obligations to pay the Parent Termination Fee to the Company if the Merger Agreement is terminated under certain circumstances prior to the consummation of the Merger. Such obligation was formerly secured by the funds held in escrow under the Initial Escrow Agreement that were used to pay portion of the Purchase Price for the Shares as described above.

If the Merger is consummated, the Shares will be released to Parent and, like any other shares of the Company’s common stock owned by Parent, will be cancelled and will cease to exist, without any conversion thereof, and no payment or distribution will be made with respect thereto pursuant to the Merger Agreement. In the event that the Merger Agreement is terminated prior to the consummation of the Merger under circumstances in which Parent is required to pay the Parent Termination Fee to the Company, as promptly as practicable (and in any event within two business days) following the date giving rise to the obligation of Parent to pay such fee, (i) Parent will forfeit all of the Shares and they will be released from escrow and delivered to the Company in satisfaction of such fee, and (ii) the Company will pay to Parent an amount equal to the Cash Payment. In the event the Merger Agreement is terminated prior to the consummation of the Merger under circumstances in which Parent is not required to pay the Parent Termination Fee to the Company, as promptly as practicable (and in any event within two business days) following such termination of the Merger Agreement, the Company will be required to purchase all of the Shares from Parent for an amount equal to the Purchase Price and the Shares will be released from escrow and delivered to the Company.

The Shares were issued and sold by the Company in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. Accordingly, the Shares are subject to certain restrictions and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.

Amendment No. 1 to Merger Agreement

In connection with the Securities Purchase Agreement, on November 29, 2018, the Company entered into Amendment No. 1 to Agreement and Plan of Merger dated as of that date (“Amendment No. 1 to the Merger Agreement”), with Parent, and Merger Sub.

Amendment No. 1 to the Merger Agreement amended certain representations, warranties, and covenants set forth in the Merger Agreement so as to permit the Company to enter into the Securities Purchase Agreement and consummate the transactions contemplated thereby, including the issuance and sale of the Shares to Parent, without triggering any violation or breach of such representations, warranties, and covenants.

3

Amendment No. 1 to the Merger Agreement also modified the Merger Agreement to conform with the provisions of the Securities Purchase Agreement related to the disposition of the Shares in the event that the Merger Agreement is terminated prior to the consummation of the Merger and provide that (i) if following any such termination Parent is required to pay the Parent Termination Fee pursuant to the terms of the Merger Agreement, Parent will forfeit to the Company all of the Shares and they will be released from escrow and delivered to the Company in satisfaction of the Parent Termination Fee, and the Company will pay to Parent an amount equal to the Cash Payment, and (ii) in all other cases, if the Merger Agreement is terminated prior to the consummation of the Merger, the Company will be required to purchase from Parent all of the Shares for an amount equal to the Purchase Price and the Shares will be released from escrow and delivered to the Company.

Escrow Agreement

Also on November 29, 2018, in connection with the Securities Purchase Agreement and Amendment No. 1 to the Merger Agreement, the Company entered into an Escrow Agreement dated as of that date (the “Securities Escrow Agreement”), with Parent and the Escrow Agent.

Pursuant to the terms of the Securities Escrow Agreement, the Escrow Agent agreed to establish the escrow account into which the Shares were deposited and to hold, release, and dispose of the Shares in accordance with the provisions of the Securities Purchase Agreement and the Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement, described above. The Securities Escrow Agreement contains customary representations, warranties and covenants from the Company, Parent, and the Escrow Agent, including customary indemnification obligations of the Company and Parent in favor of the Escrow Agent.

Transaction Documents

The foregoing summaries of Amendment No. 1 to the Merger Agreement, the Securities Purchase Agreement, the Securities Escrow Agreement, and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) Amendment No. 1 to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference, (ii) the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 18, 2018, (iii) the Securities Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference, and (iv) the Securities Escrow Agreement, a copy of which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Amendment No. 1 to the Merger Agreement, the Merger Agreement, the Securities Purchase Agreement, and the Securities Escrow Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company, Parent, Merger Sub, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in each of the Merger Agreement, the Securities Purchase Agreement, and the Securities Escrow Agreement were made only for the purposes of such agreement and as of the specific dates therein, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties, including, in the case of the Merger Agreement, being qualified by information in confidential disclosure schedules that the parties to the Merger Agreement have exchanged in connection with signing the Merger Agreement, and were made for the purposes of allocating contractual risk among the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Merger Agreement, the Securities Purchase Agreement, or the Securities Escrow Agreement and should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts of conditions of the parties thereto or any of their respective subsidiaries or affiliates at the time they were made or otherwise. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, the Securities Purchase Agreement, or the Securities Escrow Agreement, as applicable, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

4

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this report in relation to the Shares is hereby incorporated herein by reference.

Forward Looking Statements

This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, the satisfaction of the conditions to completion the Merger in the anticipated timeframe or at all, the financing of the Merger, risks related to the financing of the Merger, the effect of the announcement of the transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners, and others with whom it does business, or on its operating results and businesses generally, and the Company’s ability to increase income streams, to grow revenue and earnings, and to obtain additional gaming and other projects. These statements are only predictions and are subject to certain risks, uncertainties, and assumptions, which include, but are not limited to, those identified and described in the Company’s public filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company plans to file relevant materials with the SEC, including a proxy statement. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the proposed Merger (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or online from the Company’s website at www.nevadagold.com.

5

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company stockholders with respect to the proposed Merger. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended April 30, 2018, filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed Merger.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Maverick Casinos Merger Sub, Inc.

10.1	Securities Purchase Agreement dated as of November 29, 2018, by and between Nevada Gold & Casinos, Inc. and Maverick Casinos LLC.

10.2	Escrow Agreement dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Mutual of Omaha Bank.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2018

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President and Chief Executive Officer

7

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 29, 2018, among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Maverick Casinos Merger Sub, Inc.

10.1	Securities Purchase Agreement dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc. and Maverick Casinos LLC.

10.2	Escrow Agreement dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Mutual of Omaha Bank.

8

Exhibit 2.1

EXECUTION COPY

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), Maverick Casinos LLC, a Nevada limited liability company (“Parent”), and Maverick Casinos Merger Sub, Inc., a Nevada corporation and wholly owned Subsidiary of Parent (“Merger Sub” and collectively with the Company and Parent, the “Parties”).

WHEREAS, the Parties entered into that certain Agreement and Plan of Merger dated as of September 18, 2018 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company to be the surviving corporation of the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Parties desire to amend certain terms of the Merger Agreement as set forth herein in accordance with Section 8.04 of the Merger Agreement;

WHEREAS, the board of directors of the Company has unanimously (i) determined that it is fair to and in the best interests of the Company, including its stockholders, and declared it advisable, for the Company to enter into this Amendment, and (ii) approved the execution, delivery, and performance by the Company of this Amendment, in each case, upon the terms and subject to the conditions set forth herein; and

WHEREAS, the managers of Parent and the board of directors of Merger Sub have determined that it is fair to and in the best interests of Parent and Merger Sub, and declared it advisable, for Parent and Merger Sub, as applicable, to enter into this Amendment, and (ii) approved the execution, delivery, and performance by Parent and Merger Sub, as applicable, of this Amendment, and Parent, as the sole stockholder of Merger Sub, has approved this Amendment, in each case, upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to legally bound hereby, the Parties hereby agree as follows:

1.	Amendments to Merger Agreement.

(a)          Amendments to the Fourth Paragraph of the Recitals to the Merger Agreement. The fourth paragraph of the Recitals to the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, concurrently with the execution of this Agreement, Parent has deposited $2 million, in immediately available funds, with Fidelity National Title Agency of Nevada, Inc., a Nevada corporation dba Fidelity National Title Group, as escrow agent (“Fidelity Title”), into a segregated escrow account under and as specified in the Escrow Agreement, executed by Parent, the Company, and Fidelity Title contemporaneously with the execution of this Agreement (the “Initial Escrow Agreement”), to be held, released, or disposed of by Fidelity Title in accordance with the terms of this Agreement and the Initial Escrow Agreement.”

(b)          Amendments to Section 1.01 of the Merger Agreement.

(i)           Section 1.01 of the Merger Agreement is hereby amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations:

“Escrow Agent” means Mutual of Omaha Bank.

“Escrow Shares” means the Maverick Shares deposited with and held by the Escrow Agent in accordance with the terms of the Securities Escrow Agreement.

“Maverick Shares” means the Company Shares issued and sold by the Company to Parent pursuant to the Securities Purchase Agreement.

“Securities Purchase Agreement” means the Securities Purchase Agreement dated as of November 29, 2018, by and among the Company and Parent.

“Securities Escrow Agreement” means the Escrow Agreement dated as of November 29, 2018, by and among the Company, Parent, and the Escrow Agent.

(ii)          The definition of “Acquisition Proposal” set forth in Section 1.01 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“Acquisition Proposal” means any inquiry, proposal, offer, or indication of interest for or relating to (in one transaction or a series of related transactions) any of the following: any direct or indirect acquisition or purchase (including by any license or lease) by any Person of (a) assets (including voting equity securities of any of the Company’s Subsidiaries, but excluding sales of assets in the ordinary course of business) or businesses of the Company and its Subsidiaries that constitute 15% or more of the fair market value of the assets of the Company and its Subsidiaries on a consolidated basis or that generate 15% or more of the aggregate revenues or net income of the Company and its Subsidiaries on a consolidated basis, or (b) beneficial ownership of 15% or more of any class of voting equity securities of the Company or of any of its Subsidiaries, the assets or business of which constitutes 15% or more of the fair market value of the assets of the Company and its Subsidiaries on a consolidated basis or that generates 15% or more of the aggregate revenues or net income of the Company and the Company’s Subsidiaries on a consolidated basis; provided that the term “Acquisition Proposal” shall not include the Transactions, the CF Sale, or the transactions contemplated by Securities Purchase Agreement, including the issuance and sale of the Maverick Shares by the Company to Parent”.

2

(c)          Amendments to Sections 1.02 of the Merger Agreement. Section 1.02 of the Merger Agreement is hereby amended by deleting the defined terms “Escrow Agent” and “Escrow Agreement” in their entirety and substituting therefor the new defined terms “Fidelity Title” and “Initial Escrow Agreement”, respectively, and inserting the same in the appropriate alphabetical locations.

(d)          Amendments to Sections 1.01. 4.05(a), 4.06(a), 5.03, 5.04, and 9.04 of the Merger Agreement. All references to the “Escrow Agreement” in the definition of “Transactions” set forth in Section 1.01 of the Merger Agreement and in Sections 4.05(a), 4.06(a), 5.03, 5.04, and 9.04 of the Merger Agreement from and after the date of this Amendment are hereby amended to read “Securities Escrow Agreement”.

(e)          Amendments to Section 3.02(a) of the Merger Agreement. The third sentence of Section 3.02(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“On the Closing Date and prior to the filing of the Articles of Merger, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in an amount sufficient to permit payment of the aggregate Merger Consideration payable pursuant to Section 3.01 for the benefit of the holders of Company Shares (other than Company Restricted Shares), for payment in accordance with this Article III through the Paying Agent (the “Payment Fund”).”

(f)          Amendments to Section 4.04(b) of the Merger Agreement. Section 4.04(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(b)       Except for the Company Equity Plans, the Company Stock Options, the Securities Purchase Agreement, the Securities Escrow Agreement, and this Agreement, there are no outstanding (i) options, warrants, or other rights, Contracts, arrangements, or commitments of any character relating to the issued or unissued capital stock of the Company or obligating the Company to issue or sell any shares of capital stock of, or other equity interests in, the Company, or (ii) restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of or provide economic benefits based, directly or indirectly, on the value or price of any capital stock or other voting or ownership interests in the Company.”

(g)          Amendments to Section 4.04(d) of the Merger Agreement. Section 4.04(d) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(d)       There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Shares or any other equity securities of the Company (other than the Securities Purchase Agreement, the Securities Escrow Agreement, and this Agreement).”

3

(h)          Amendments to Section 4.04(e) of the Merger Agreement. Section 4.04(e) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(e)       There are no voting trusts or other Contracts to which the Company or any of its Subsidiaries is a party with respect to the voting of any capital stock of, or other equity interest in, the Company or any of its Subsidiaries (other than the Securities Purchase Agreement and the Securities Escrow Agreement).”

(i)          Amendments to Section 4.11(a) of the Merger Agreement. Clause (a) of Section 4.11 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(a) the Company and its Subsidiaries have conducted their business in all material respects in the ordinary course of business consistent with past practice (except for the execution, delivery, and performance of the Securities Purchase Agreement, the consummation of the transactions contemplated thereby, including the issuance and sale of the Maverick Shares by the Company to Parent, any actions required or otherwise expressly permitted or contemplated by the Securities Purchase Agreement, and any other action taken by the Company and its Subsidiaries from and after the date of this Agreement that would not constitute a breach of Section 6.01),”.

(j)          Amendments to Section 5.09 of the Merger Agreement. The second sentence of Section 5.09 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“Other than the Maverick Shares, neither Parent nor Merger Sub nor any of Parent’s or Merger Sub’s respective Affiliates owns (directly or indirectly, beneficially or of record) any Company Shares or holds any rights to acquire or vote any Company Shares, except pursuant to this Agreement, except that Eric Persson individually owns 1,790 Company Shares.”

4

(k)          Amendments to Section 6.01(a) of the Merger Agreement. Section 6.01(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(a)       From the date of this Agreement until the earliest of the Effective Time or the termination of this Agreement in accordance with its terms, except (v) as required or otherwise expressly permitted or contemplated by this Agreement (including the CF Sale and the other transactions contemplated by the CF Sale Agreement), (w) for the execution, delivery, and performance of the Securities Purchase Agreement, the consummation of the transactions contemplated thereby, including the issuance and sale of the Maverick Shares by the Company to Parent, and any actions required or otherwise expressly permitted or contemplated by the Securities Purchase Agreement, (x) as required by Law, (y) as set forth in Section 6.01(a) of the Company Disclosure Letter, or (z) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), the Company shall, and shall cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course consistent with past practice and shall use its reasonable best efforts to (i) preserve substantially intact the assets and business organization of the Company and its Subsidiaries, (ii) preserve in all material respects the current beneficial relationships of the Company and its Subsidiaries with any Persons (including suppliers, partners, contractors, distributors, sales representatives, customers, licensors, licensees and Governmental Authorities) with which the Company or any of its Subsidiaries has material business relations, and (iii) keep available in all material respects the services of the present officers and key employees of the Company and its Subsidiaries; provided, however, that no action taken by the Company or its Subsidiaries with respect to matters specifically addressed by Section 6.01(b) shall be deemed a breach of this Section 6.01(a) unless such action would constitute a breach of Section 6.01(b).”

(l)           Amendments to Section 6.01(b) of the Merger Agreement. The portion of the first sentence of Section 6.01(b) of the Merger Agreement up to (and including) the colon is hereby amended and restated in its entirety to read as follows:

“From the date of this Agreement until the earliest of the Effective Time or the termination of this Agreement in accordance with its terms, except (v) as required or otherwise expressly permitted or contemplated by this Agreement (including the CF Sale and the other transactions contemplated by the CF Sale Agreement), (w) for the execution, delivery, and performance of the Securities Purchase Agreement, the consummation of the transactions contemplated thereby, including the issuance and sale of the Maverick Shares by the Company to Parent, and any actions required or otherwise expressly permitted or contemplated by the Securities Purchase Agreement, (x) as required by Law, (y) as set forth in Section 6.01(b) of the Company Disclosure Letter, or (z) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), the Company shall not, and shall cause each of its Subsidiaries not to:”.

(m)         Amendments to Section 8.03(c) of the Merger Agreement. Section 8.03(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(c)       In the event that this Agreement is terminated by (i) the Company pursuant to Section 8.01(b) at a time when the Company would also have the right to terminate this Agreement pursuant to Section 8.01(g) or Section 8.01(i) and at the time of such termination, all of the conditions to Closing set forth in Section 7.01 and Section 7.02 have been satisfied or waived (other than those conditions (A) that, by their nature, can only be satisfied or waived at the Closing, but which would be capable of being satisfied if the Closing Date were the date of such termination, or (B) that are not satisfied or waived as a result of a breach by Parent or Merger Sub of this Agreement), (ii) the Company pursuant to Section 8.01(g), or (iii) the Company pursuant to Section 8.01(i), then Parent shall pay to the Company the Parent Termination Fee in accordance with Section 8.3(d) and the terms of the Securities Escrow Agreement.”

5

(n)          Amendments to Section 8.03(d) of the Merger Agreement. Section 8.03(d) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(d)       The Company, Parent, and Merger Sub each acknowledge that the agreements contained in this Section 8.03 are an integral part of this Agreement and the Transactions, and that, without these agreements, the other Parties would not enter into this Agreement. Except with respect to Section 8.03(h), in which case the Company Termination Fee shall be paid by the Company in accordance with Section 6.04(d), in the event that the Company Termination Fee or Expense Reimbursement, as applicable, is payable by the Company, the Company Termination Fee or Expense Reimbursement, as applicable, shall be paid by the Company as directed by Parent in writing, in immediately available funds promptly following (and in any event within two Business Days after) the date of the event giving rise to the obligation to make such payment. In the event that the Parent Termination Fee is payable by the Parent, Parent will forfeit to the Company all of the Maverick Shares in satisfaction of the Parent Termination Fee, and the Company will upon receipt thereof pay to Parent an amount equal to the Cash Payment (as defined in the Securities Purchase Agreement), in each case in accordance with the terms of the Securities Purchase Agreement and the Securities Escrow Agreement. In no event will Parent or Merger Sub or the Company, as applicable, be entitled to both the payment of the Company Termination Fee or the Parent Termination Fee, respectively, and specific performance of this Agreement. In the event that that this Agreement is terminated in accordance with this Article VIII and the Parent Termination Fee is not payable by Parent, the Company will purchase from Parent, and Parent will sell to the Company, all of the Maverick Shares for a cash purchase price equal to the Purchase Price (as defined in the Securities Purchase Agreement) in accordance with the terms of the Securities Purchase Agreement and the Securities Escrow Agreement. The Parties expressly acknowledge and agree that (i) in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement, the payment of the Company Termination Fee or Parent Termination Fee pursuant to this Section 8.03, which constitutes a reasonable estimate of the monetary damages that will be suffered by Parent and Merger Sub or the Company, respectively, by reason of breach or termination of this Agreement, shall be in full and complete satisfaction of any and all monetary damages of Parent and Merger Sub or the Company, as applicable, arising out of or related to this Agreement, the Merger or the other Transactions (including any breach by the Parties), the termination of this Agreement, the failure to consummate the Merger or the other Transactions, and any claims or Actions under applicable Law arising out of any such breach, termination or failure, and (ii) in no event shall Parent or Merger Sub or the Company, as applicable, be entitled to seek or obtain any recovery or judgment in excess of the Company Termination Fee or the Parent Termination Fee, respectively, and in no event shall a Party be entitled to seek or obtain any other damages of any kind for, or with respect to, this Agreement or the Transactions (including any breach by a Party), the termination of this Agreement, the failure to consummate the Merger or the other Transactions, or any claims or Actions under applicable Law arising out of any such breach, termination, or failure; provided, however, that this Section 8.03 shall not limit the right of the Parties to specific performance of this Agreement pursuant to Section 9.05 prior to the termination of this Agreement in accordance with its terms.”

6

2.	Miscellaneous.

(a)          References to the Merger Agreement. Each reference to “hereof”, “hereunder”, “herein”, and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Merger Agreement shall, from and after the execution of this Amendment, refer to the Merger Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement, as amended hereby, shall in all instances continue to refer to September 18, 2018, and references to “the date hereof” and “the date of this Agreement” shall continue to refer to September 18, 2018.

(b)          Modification; Full Force and Effect. Except as expressly amended by this Amendment, the terms, representations, warranties, covenants, and other provisions of the Merger Agreement are and shall continue to be in full force and effect in accordance with their respective terms.

(c)          Other Miscellaneous Terms. The provisions of Article IX of the Merger Agreement shall apply mutatis mutandis to this Amendment, and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

7

IN WITNESS WHEREOF, Parent, Merger Sub, and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President & CEO

MAVERICK CASINOS LLC

By:	/s/ Eric Persson
Name: Eric Hans Persson
Title: Manager

MAVERICK CASINOS MERGER SUB, INC.

By:	/s/ Eric Persson
Name: Eric Hans Persson
Title: Director

[Signature page to Amendment No. 1 to Agreement and Plan of Merger]

Exhibit 10.1

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 29, 2018, is by and between Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), and Maverick Casinos LLC, a Nevada limited liability company (“Buyer”).

WHEREAS, the Company, Buyer, and Maverick Casinos Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), are parties to an Agreement and Plan of Merger dated as of September 18, 2018 (the “Existing Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Buyer (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, in order to facilitate and avoid delays associated with obtaining the approvals of the Washington State Gambling Commission required in order to consummate the Merger, the Company desires to issue and sell to Buyer, and Buyer desires to purchase from the Company, 890,390 shares of the Company’s common stock, par value $0.12 per share (such shares, the “Shares”), representing 5.0% of the outstanding shares of the Company’s common stock after giving effect to the issuance and sale of the Shares, on the terms and subject to the conditions set forth herein;

WHEREAS, a portion of the consideration payable by Buyer for the Shares will be funded by the release of all funds held in escrow pursuant to the Escrow Agreement dated as of September 18, 2018 (the “Initial Escrow Agreement”), by and among the Company, Buyer, and Fidelity National Title Agency of Nevada, Inc., a Nevada corporation dba Fidelity National Title Group, as escrow agent (“Fidelity Title”);

WHEREAS, concurrently with the execution of this Agreement, the Company, Buyer, and Mutual of Omaha Bank (the “Escrow Agent”), are entering into the Escrow Agreement dated as of November 29, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Securities Escrow Agreement”), pursuant to which, among other things, the Shares will be deposited with the Escrow Agent into a segregated escrow account, to be held, released, and disposed of by the Escrow Agent in accordance with the terms of this Agreement, the Merger Agreement, and the Securities Escrow Agreement; and

WHEREAS, concurrently with the execution of this Agreement, the Company, Buyer, and Merger Sub are amending the Existing Merger Agreement (the Existing Merger Agreement, as so amended, and as it may be further amended, restated, supplemented, or otherwise modified from time to time, the “Merger Agreement”), pursuant to Amendment No. 1 to the Merger Agreement dated as of November 29, 2018 (“Amendment No. 1 to the Merger Agreement”), to among other things, provide that (x) in the event that the Merger Agreement is terminated prior to the consummation of the Merger and Buyer is required to pay the Parent Termination Fee (as defined in the Merger Agreement) to the Company pursuant to the terms of the Merger Agreement, Buyer will forfeit to the Company all of the Shares in satisfaction of the Parent Termination Fee, and the Company will pay to Buyer an amount equal to the Cash Payment (as defined below), and (y) in the event the Merger Agreement is terminated prior to the consummation of the Merger and Buyer is not required to pay the Parent Termination Fee to the Company pursuant to the terms of the Merger Agreement, the Company will purchase from Buyer all of the Shares for the Purchase Price (as defined below);

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants, and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and Buyer hereby agree as follows:

1.            Purchase and Sale of Shares. Subject to the terms and conditions set forth herein, at the Closing, the Company agrees to issue and sell the Shares to Buyer, free and clear of any liens, pledges, security interests, and other encumbrances (collectively, “Liens”), other than Liens imposed by applicable federal and state securities laws and restrictions set forth in this Agreement and the Securities Escrow Agreement, and Buyer agrees to purchase the Shares from the Company, for an aggregate cash purchase price equal to $2,154,743.80 (the “Purchase Price”).

2.            Closing; Payment of Purchase Price.

(a)          Time; Purchase Price. Subject to the terms and conditions set forth herein, the closing of the purchase, sale, and issuance of the Shares (the “Closing”) and the deliveries required thereby shall occur on the date of this Agreement. At the Closing, the Company will issue and sell the Shares to Buyer upon receipt by the Company of the entire Purchase Price in cash as provided in Section 2(b)(i) and 2(b)(ii).

(b)          Closing Deliveries. The Closing shall be completed when each of the following has occurred:

(i)            Buyer and the Company shall have caused Fidelity Title to release and pay all funds held in escrow by Fidelity Title under the Initial Escrow Agreement to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company;

(ii)           Buyer shall have delivered to the Company an amount equal the Purchase Price, less the amount released and paid by Fidelity Title to the Company pursuant to Section 2(b)(i) (the “Cash Payment”), by wire transfer of immediately available funds to an account designated in writing by the Company;

(iii)          (x) the Company shall have given American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, irrevocable instructions to issue to Buyer a certificate representing the Shares (the “Stock Certificate”), registered in the name of Buyer, and to deliver the Stock Certificate to the Escrow Agent on an expedited basis, and (y) Buyer shall have delivered to the Escrow Agent a stock power, duly executed in blank, and a transfer of ownership form, duly executed in blank, in a form acceptable to the Company’s transfer agent, in respect of all of the Shares (the documents described in this clause (y) are referred to herein collectively as the “Share Transfer Documents”), all of which shall be held by the Escrow Agent in a segregated escrow account (the “Escrow Account”), and shall be held, released, and disposed of by the Escrow Agent in accordance with the terms of this Agreement, the Merger Agreement, and the Securities Escrow Agreement;

2

(iv)          the Company, Buyer, and the Escrow Agent shall have entered into the Securities Escrow Agreement; and

(v)           the Company, Buyer, and Merger Sub shall have entered into Amendment No. 1 to the Merger Agreement.

3.            Representations and Warranties of the Company. The Company hereby represents and warrants to Buyer as follows:

(a)          Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite corporate action on behalf of the Company, including by the board of directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution, and delivery by Buyer, constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors’ rights generally and except as such enforceability is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) (the “Bankruptcy and Equity Exception”).

(b)          Shares. The Shares have been duly authorized and, when issued, delivered, and paid for in the manner set forth in this Agreement, will be validly issued, fully paid, and nonassessable.

(c)          No Conflict. The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, do not and will not, directly or indirectly (with or without notice or lapse of time or both), and the compliance by the Company with its obligations hereunder will not, directly or indirectly (with or without notice or lapse of time or both), (i) result in a violation or breach of, or conflict with, the Company’s articles of incorporation or bylaws, (ii) conflict with or violate any law applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound, (iii) result in any violation or breach of, or conflict with, any provisions of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to any right of purchase, termination, amendment, acceleration, or cancellation) under, or result in the loss of any benefit under, or result in the triggering of any payments pursuant to, any of the terms, conditions, or provisions of, any material contract to which the Company or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound, or (iv) result in the creation of any material Lien on any property or asset of the Company or any of its subsidiaries, except, with respect to clauses (ii) and (iii), for any such conflict, violation, breach, default, right of purchase, termination, amendment, acceleration or cancellation, loss of any benefit, or payment that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

3

(d)          No Consents or Approvals. No consent, approval, order, or authorization of, or registration, qualification, designation, or filing with, or notification to, any governmental authority is required on the part of the Company in connection with the execution, delivery, and performance of this Agreement, or the consummation by the Company of the transactions contemplated hereby, other than (i) the applicable requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws, and (ii) such other consents, approvals, orders, authorizations, registrations, qualifications, designations, filings, or notifications that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)          NO OTHER REPRESENTATIONS OR WARRANTIES. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN THIS Section 3, NEITHER THE COMPANY NOR ANY OTHER PERSON HAS MADE OR MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WRITTEN OR ORAL. THE COMPANY HEREBY DISCLAIMS ANY SUCH OTHER REPRESENTATION OR WARRANTY, WHETHER BY THE COMPANY, ANY OF ITS SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO BUYER OR ANY OTHER PERSON OF ANY DOCUMENTATION OR OTHER WRITTEN OR ORAL INFORMATION BY THE COMPANY, ANY OF ITS SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, AND EXCEPT IN THE CASE OF FRAUD, NEITHER THE COMPANY NOR ANY OTHER PERSON WILL HAVE OR BE SUBJECT TO ANY LIABILITY OR INDEMNIFICATION OBLIGATION TO BUYER OR ANY OTHER PERSON RESULTING FROM SUCH DELIVERY OR DISCLOSURE, OR BUYER’S USE OF ANY SUCH DOCUMENTATION OR OTHER INFORMATION.

4.            Representations and Warranties of the Buyer.

Buyer hereby represents and warrants to the Company as follows:

(a)          Authorization. Buyer has all requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite limited liability company action on behalf of Buyer and no other limited liability company proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due authorization, execution, and delivery by the Company, constitutes a legal, valid, and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to the Bankruptcy and Equity Exception.

4

(b)          No Conflict. The execution and delivery by Buyer of this Agreement, and the consummation by Buyer of the transactions contemplated hereby, do not and will not, directly or indirectly (with or without notice or lapse of time or both), and the compliance by Buyer with its obligations hereunder will not, directly or indirectly (with or without notice or lapse of time or both), (i) result in a violation or breach of, or conflict with, the articles of organization, operating agreement, or other organizational documents of Buyer, (ii) conflict with or violate any law applicable to Buyer or by which any property or asset of Buyer is bound, (iii) result in a violation or breach, or conflict with, any provision of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to any right of purchase, termination, amendment, acceleration, or cancellation) under, or result in the loss of any benefit under, or result in the triggering of any payments pursuant to, any of the terms, conditions, or provisions of, any material contract to which Buyer is a party or by which any of its properties or assets may be bound, or (iv) result in the creation of a Lien on any property or asset of Buyer, except, with respect to clauses (ii), (iii) and (iv), as would not, individually or in the aggregate, reasonably be expected to prevent, materially impair, or material delay the ability of Buyer to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

(c)          No Consents or Approvals. No consent, approval, order, or authorization of, or registration, qualification, designation, or filing with, or notification to, any governmental authority is required on the part of Buyer in connection with the execution, delivery, and performance of this Agreement, or the consummation by Buyer of the transactions contemplated hereby, other than (i) the applicable requirements of the Exchange Act and other applicable federal and state securities laws, and (ii) such other consents, approvals, orders, authorizations, registrations, qualifications, designations, filings, or notifications that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent, materially impair, or materially delay the ability of Buyer to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

(d)          Ownership of Shares. Neither Buyer nor any of its affiliates owns (directly or indirectly, beneficially or of record) any shares of the Company’s common stock or holds any rights to acquire or vote any shares of the Company’s common stock, except pursuant to this Agreement and the Merger Agreement, except that Eric Persson individually owns 1,790 shares of the Company’s common stock.

(e)          Investment Representations.

(i)            Buyer and each member of Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Buyer agrees to furnish any additional information requested by the Company to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares.

(ii)           Buyer is purchasing the Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws. Buyer does not have a present intention to sell any of the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Shares to or through any person or entity in violation of federal or state securities laws. Buyer acknowledges that it (i) has such knowledge, skill, and experience in business, financial, and investment matters that it is capable of evaluating the merits and risks of an investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Company, and (iii) has been given access to such information concerning the Company and to the officers of the Company as it has deemed necessary or appropriate to enable it to make an informed investment decision concerning the purchase of the Shares.

5

(iii)          Buyer understands that the Shares are being offered and sold on reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying in part upon the truth and accuracy of the representations and warranties made by Buyer in this Agreement in order to determine the availability of such exemptions. Buyer understands that no federal or state agency or any government or governmental agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(iv)          Buyer understands that the Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the United States Securities and Exchange Commission (the “SEC”) provide in substance that Buyer may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and Buyer understands that the Company has no obligation or intention to register any of the Shares, or to take action so as to permit sales pursuant to the Securities Act. Buyer acknowledges that it is familiar with the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.

(v)           Buyer acknowledges that neither the Company nor any other person or entity offered to sell the Shares to it by means of any form of general solicitation or advertising, including (A) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(vi)          With the assistance of Buyer’s own professional advisors, to the extent that Buyer has deemed appropriate, Buyer has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Agreement. Buyer has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and Buyer is able to bear the risks associated with an investment in the Shares and its authority to invest in the Shares. Buyer recognizes that investing in the Shares involves substantial risks, and has taken full cognizance of and understands all of the risk factors related to the acquisition of the Shares. Buyer has not relied upon any representations (other than the representations and warranties of the Company set forth in Section 3) or other information from the Company or any of its agents or representatives.

6

5.            Covenants of the Parties.

(a)          Legends. Buyer acknowledges and agrees that each certificate representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SECURITIES PURCHASE AGREEMENT DATED AS OF NOVEMBER 29, 2018, AS IT MAY BE AMENDED FROM TIME TO TIME, AND AN ESCROW AGREEMENT DATED AS OF NOVEMBER 29, 2018, AS IT MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b)          Schedule 13D. Buyer agrees to timely file a Schedule 13D with the SEC as required by Section 13(d) of the Exchange Act. Buyer shall provide the Company a copy of such Schedule 13D a reasonable time in advance of the filing thereof with the SEC.

(c)          Restrictions of Transfer. Except as set forth in Section 7, Buyer will not sell, assign, dispose of, exchange, pledge, encumber, hypothecate, or otherwise transfer (each, a “Transfer”) any Shares, or any interest therein, or otherwise permit any Liens to be created on any Shares. In addition, so long as the Shares are held in the Escrow Account they may not be taken or reached by legal or equitable process in satisfaction of any debt or other liability of Buyer. Any purported Transfer of any Shares in violation of this Section 5(c) shall be void ab initio.

(d)          Voting. With respect to all matters presented to the Company’s stockholders, Buyer shall vote all of the Shares then held by Buyer in the same manner and in the same proportion (rounded to the nearest whole share) as shares of common stock of the Company that are not held by Buyer are voted.

6.            Effects of Merger. If the Merger is consummated, in accordance with the terms of the Merger Agreement, the Company and Buyer shall deliver a joint written instruction to the Escrow Agent to deliver all of the Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to Buyer, and the Shares, like all other shares of common stock of the Company owned, directly or indirectly, by Buyer or Merger Sub immediately prior to the Effective Time (as defined in the Merger Agreement), shall be cancelled and shall cease to exist, without any conversion thereof and no payment or distribution shall be made with respect thereto.

7

7.            Effects of Termination of Merger Agreement.

(a)          Except as provided below, in the event the Merger Agreement is terminated prior to the Effective Time, the Company will purchase from Buyer, and Buyer will sell to the Company, all of the Shares for a cash purchase price equal to the Purchase Price. As promptly as practicable (and in any event within two Business Days (as defined in the Merger Agreement)) following any such termination of the Merger Agreement, (i) Buyer and the Company shall deliver a joint written instruction to the Escrow Agent to deliver all of the Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to the Company or its designee, (ii) Buyer shall deliver to the Company all such other documents and instruments as are necessary to transfer to the Company (including, if requested by the Company, a transfer of ownership form, duly executed in blank (with a medallion guarantee), in a form acceptable to the Company’s transfer agent, in respect of all of the Shares), and shall be deemed to have transferred, and to have represented and warranted to the Company that it has transferred, to the Company, all of the Shares, free and clear of all Liens, other than Liens imposed by applicable federal and state securities laws, and shall cease to have any rights with respect to the Shares, except the right to receive the consideration to be paid to Buyer pursuant to clause (iii) below, and (iii) upon receipt of all of the Shares (and the Stock Certificate and Share Transfer Documents), the Company shall deliver to Buyer an amount equal to the Purchase Price, by wire transfer of immediately available funds to an account designated by Buyer.

(b)          Notwithstanding anything to the contrary set forth in Section 9(a), in the event that the Merger Agreement is terminated prior to the Effective Time and Buyer is required to pay the Parent Termination Fee pursuant to the terms of the Merger Agreement, Buyer will forfeit to the Company all of the Shares in satisfaction of the Parent Termination Fee, and the Company will upon receipt thereof pay to Buyer an amount equal to the Cash Payment. In such case, as promptly as practicable (and in any event within two Business Days) following the date of the event giving rise to the obligation of Buyer to pay the Parent Termination Fee, (i) Buyer and the Company shall deliver a joint written instruction to the Escrow Agent to deliver all of the Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to the Company or its designee, (ii) Buyer shall deliver all such other documents and instruments as are necessary to transfer to the Company (including, if requested by the Company, a transfer of ownership form, duly executed in blank (with a medallion guarantee), in a form acceptable to the Company’s transfer agent, in respect of all of the Shares), and shall be deemed to have transferred, and to have represented and warranted to the Company that it has transferred, to the Company, all of the Shares, free and clear of all Liens, other than Liens imposed by applicable federal and state securities laws, and shall cease to have any rights with respect thereto, except the right to receive the consideration to be paid to Buyer pursuant to clause (iii) below, and (iii) upon receipt of all of the Shares (and the Stock Certificate and Share Transfer Documents), the Company will pay to Buyer an amount equal to the Cash Payment, by wire transfer of immediately available funds to an account designated by Buyer.

8

8.            Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy or the application of this Agreement to any person or entity or circumstance is invalid or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. To such end, the provisions of this Agreement are agreed to be severable. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

9.            Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned, in whole or in part, by operation of law or otherwise by either of the parties without the prior written consent of the other party. Any purported assignment in violation of this Section 9 will be null and void ab initio. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10.          Expenses. All fees, costs, and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including legal fees, shall be paid by the party incurring such expenses.

11.          Notices. Any notice or other communication provided for herein or given hereunder to either party shall be given in the manner contemplated by the Merger Agreement.

12.          Waiver. No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

13.          Entire Agreement. This Agreement, together with the Merger Agreement, the Securities Escrow Agreement, and the Confidentiality Agreement (as defined in the Merger Agreement) constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof (other than the Confidentiality Agreement, which will terminate at the Closing (under and as defined in the Merger Agreement)).

14.          Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

15.          Governing Law; Jurisdiction.

(a)          This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law rules of such state that would direct a matter to another jurisdiction.

9

(b)          Each of the parties (i) agrees that any action, suit, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or the transactions contemplated hereby (whether brought by either party or any of its affiliates or against any party or any of its affiliates) shall be brought, heard, and determined exclusively in the state courts located in the State of Nevada or, if such courts shall not have jurisdiction, any of the federal courts of the United States of America located in the State of Nevada, (ii) irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit, or proceeding in any such court or that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and (iv) agrees not to bring any action, suit, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. The parties agree that a final trial court judgment in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided, however, that nothing in the foregoing shall restrict either party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

16.          Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS COTENMPLATED HEREBY.

17.          Specific Performance. The parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that money damages would not be a sufficient remedy for any breach of this Agreement, and accordingly, the parties shall be entitled to specific performance of the terms hereof, without any requirement to post bond, in addition to any other remedy to which they are entitled at law or equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law, or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

18.          Counterparts. This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

10

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed and delivered as of the day and year first written above.

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President & CEO

MAVERICK CASINOS LLC

By:	/s/ Eric Persson
Name: Eric Persson
Title: Manager

[Signature page to Securities Purchase Agreement]

Exhibit 10.2

EXECUTION COPY

ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”), dated as of November 29, 2018, is entered into by and among Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), Maverick Casinos LLC, a Nevada limited liability company (“Parent”), and Mutual of Omaha Bank, as escrow agent (the “Escrow Agent”).

WITNESSETH

WHEREAS, Parent, the Company, and Maverick Casinos Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Acquisition Corp.”), have entered into an Agreement and Plan of Merger dated as of September 18, 2018 (as amended by Amendment No. 1 to Agreement and Plan of Merger Agreement dated as of November 29, 2018, and as it may be further amended, restated, supplemented, or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Acquisition Corp. will be merged with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent are entering into the Securities Purchase Agreement date as of November 29, 2018 (as it may be amended, restated, supplemented, or otherwise modified from time to time, the “Securities Purchase Agreement”), pursuant to which the Company is issuing and selling to Parent 890,390 shares of common stock, par value $0.12, of the Company (the “Escrow Shares”);

WHEREAS, concurrently with or promptly following the execution of this Agreement, the Company and Parent are depositing the Escrow Shares (and the Stock Certificate (as defined below) and Share Transfer Documents (as defined below)) with the Escrow Agent into a segregated escrow account (the “Escrow Account”), to be held, released, and disposed of by the Escrow Agent in accordance with the terms of this Agreement; and

WHEREAS, the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, and intending to be legally bound, the parties hereto agree as follows:

1.            Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement. For purposes of this Agreement:

(a)            “Business Day” means any day Escrow Agent is open for business, other than Saturday, Sunday, Federal Reserve Bank holiday or any other day Escrow Agent is authorized by law to be closed.

(b)            “Cut-Off Time” means Escrow Agent’s designated time on any Business Day to receive instructions from a party or parties to this Agreement and act upon it, which shall not in any event be earlier than 12:00 noon Mountain Time. If such instructions are not received by the Escrow Agent’s Cut-Off Time, then such instructions shall be acted upon on the following Business Day.

2.            Appointment of Escrow Agent. The Company and Parent hereby appoint the Escrow Agent to act as escrow agent hereunder and the Escrow Agent hereby accepts such appointment.

3.            Deposit of Escrow Shares. Concurrently herewith, (a) the Company shall give American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, irrevocable instructions to issue a certificate representing the Escrow Shares (the “Stock Certificate”) registered in the name of Parent and to deliver the Stock Certificate to the Escrow Agent on an expedited basis, and (b) Parent shall deliver to the Escrow Agent a stock power, duly executed in blank, and a transfer of ownership form, duly executed in blank, in a form acceptable to the Company’s transfer agent, in respect of all of the Shares (the documents described in this clause (b) are referred to herein collectively as the “Share Transfer Documents”). Upon receipt, the Escrow Agent shall acknowledge its receipt of the Stock Certificate and Share Transfer Documents. The Escrow Agent agrees to hold and dispose of the Escrow Shares (and the Stock Certificate and Share Transfer Documents) in accordance with the terms and conditions of this Agreement.

4.            Voting and Economic Rights. Subject to the terms of the Securities Purchase Agreement, during the period in which the Escrow Shares are retained in the Escrow Account, Parent shall be entitled to vote the Escrow Shares and to receive the economic benefit of any dividends or other distributions paid or made with respect to the Escrow Shares unless and until the Escrow Shares have been delivered to the Company as provided herein. Subject to the other terms of this Agreement, none of the Escrow Shares or any interest therein may be sold, assigned, disposed of, pledged, encumbered, hypothecated, or otherwise transferred, or taken or reached by legal or equitable process in satisfaction of any debt or other liability of Parent prior to the release of the Escrow Shares by the Escrow Agent pursuant to the terms hereof. The parties agree that, for purposes of United States federal and other taxes based on income, Parent shall be treated as the owner of the Escrow Shares and that Parent shall report the income, if any, that is earned on, or derived from, the Escrow Shares as its income, in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

5.            Release of Escrow Shares.

(a)            In the event that the Merger Agreement is terminated prior to the effective time of the Merger and Parent is required to pay the Parent Termination Fee pursuant to the terms of the Merger Agreement, Parent will forfeit to the Company all of the Escrow Shares in satisfaction of the Parent Termination Fee in accordance with the terms of the Securities Purchase Agreement and the Merger Agreement, and Parent and the Company shall promptly (and in any event within two Business Days) following the date of the event giving rise to the obligation to make such payment deliver a joint written instruction to the Escrow Agent by the Cut-Off Time to deliver all of the Escrow Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to the Company or its designee. In such case, the Company and Parent agree among each other to fulfill or comply with all of their respective obligations and covenants under the Securities Purchase Agreement and the Merger Agreement related to the forfeiture by Parent of the Escrow Shares to the Company, including (i) in the case of Parent, delivery of all such other documents and instruments to the Company as are necessary to transfer to the Company all of the Escrow Shares (including, if requested by the Company, a transfer of ownership form, duly executed in blank (with a medallion guarantee), in a form acceptable to the Company’s transfer agent, in respect of all of the Escrow Shares), free and clear of all Liens (as defined in the Securities Purchase Agreement), other than Liens imposed by applicable federal and state securities laws, and (ii) in the case of the Company, payment to Parent of an amount equal to the Cash Payment (as defined in the Securities Purchase Agreement).

2

(b)            In the event the Merger Agreement is terminated in accordance with its terms prior to the effective time of the Merger and the Parent Termination Fee is not payable, the Company will purchase from Parent, and Parent will sell to the Company, all of the Escrow Shares for a cash purchase price equal to the Purchase Price (as defined in the Securities Purchase Agreement) in accordance with the terms of the Securities Purchase Agreement and the Merger Agreement, and Parent and the Company shall promptly (and in any event within two Business Days) following the date of termination deliver a joint written instruction to the Escrow Agent by the Cut-Off Time to deliver all of the Escrow Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to the Company or its designee. In such case, the Company and Parent agree among each other to fulfill or comply with all of their respective obligations and covenants under the Securities Purchase Agreement and the Merger Agreement related to the purchase and sale of the Escrow Shares, including (i) in the case of Parent, delivery of all such other documents and instruments as are necessary to transfer to the Company all of the Escrow Shares (including, if requested by the Company, a transfer of ownership form, duly executed in blank (with a medallion guarantee), in a form acceptable to the Company’s transfer agent, in respect of all of the Escrow Shares), free and clear of all Liens, other than Liens imposed by applicable federal and state securities laws, and (ii) in the case of the Company, payment to Parent of an amount equal to the Purchase Price.

(c)            If the Merger is consummated, in accordance with the terms of the Merger Agreement, Parent and the Company will deliver a joint written instruction on a given Business Day to the Escrow Agent by the Cut-Off Time to deliver all of the Escrow Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to Parent, and the Escrow Shares, like all other shares of common stock owned, directly or indirectly, by Parent or Merger Sub immediately prior to the effective time of the Merger, shall be cancelled and shall cease to exist, without any conversion thereof and no payment or distribution shall be made with respect thereto pursuant to Section 3.02 of the Merger Agreement.

(d)            Notwithstanding anything to the contrary in this Agreement, the Escrow Agent shall dispose of all or a portion of the Escrow Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account in accordance with a joint written instruction signed by Parent and the Company, whether such disposition is pursuant to the terms of this Escrow Agreement or otherwise.

(e)            Notwithstanding anything to the contrary in this Agreement, the Escrow Agent shall promptly release all or any portion of the Escrow Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account, at any time or from time to time, in accordance with an Order (as defined below) that is presented to the Escrow Agent by Parent or the Company. The Escrow Agent shall promptly upon receipt of any such Order comply with such Order. The Escrow Agent shall be entitled to act on any such Order without further inquiry, question, or consent. As used in this Agreement, the term “Order” means any final and non-appealable order, judgment, or decree of any court of competent jurisdiction.

3

(f)            Escrow Agent shall have no less than three (3) Business Days to act upon any instruction received by the Cut-Off Time pursuant to this paragraph 5.

6.            Conflicting Demands. If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent, then the Escrow Agent shall refrain from complying with any such claim or demand so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses, or interest to any Person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall continue to so refrain and refuse to act until it shall have received certification satisfactory to it that such conflicting or adverse claims or demands shall have been finally determined by an Order, or shall have been settled by agreement of Parent and the Company, in which case the Escrow Agent shall be notified thereof in a written notice signed by Parent and the Company. The Escrow Agent may seek the advice of legal counsel in any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted, or suffered by it in good faith in accordance with the opinion of such counsel. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all Escrow Shares (and the Stock Certificate and Share Transfer Documents), and if it so commences and deposits all Escrow Shares (and the Stock Certificate and Share Transfer Documents), the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Agreement.

7.            Termination. This Escrow Agreement, except for paragraphs 8(c), 8(d), and 8(i), which shall continue in effect, shall terminate on the date on which there are no remaining Escrow Shares held in the Escrow Account.

8.            Duties of Escrow Agent; Exculpation and Indemnification of Escrow Agent.

(a)            The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

(b)            The Escrow Agent shall be under no duty to accept information from any person other than the Company and Parent and then only to the extent and in the manner provided in this Agreement.

(c)            Except in cases of the Escrow Agent’s bad faith, gross negligence, willful misconduct, fraud, or willful breach of this Agreement, the Escrow Agent shall be protected in acting upon any written notice, opinion, request, certificate, approval, consent, or other document believed by it to be genuine and to be signed by the proper party or parties.

4

(d)            Parent and the Company hereby jointly and severally agree to indemnify and hold harmless the Escrow Agent from and against any claims, losses, damages, liabilities, and expenses (including reasonable legal fees and expenses of attorneys) as and when incurred, arising out of or based upon any act, omission, alleged act, or alleged omission by the Escrow Agent, or any other cause, in any case in connection with the performance or non-performance by the Escrow Agent of any of the Escrow Agent’s duties under this Agreement, except such claims losses, liabilities, and expenses arising out of or based upon the Escrow Agent’s bad faith, gross negligence, willful misconduct, fraud, or willful breach of this Agreement; provided, however, that promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit, or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made by the Escrow Agent against Parent and the Company hereunder, notify Parent and the Company in writing; and provided, further, that Parent and the Company shall be entitled, jointly or severally and at their own expense, to participate in and/or assume the defense of any such action, suit, or proceeding. As between Parent and the Company, all costs of indemnification of the Escrow Agent shall be borne 50% by Parent and 50% by the Company and if either Parent or the Company incurs greater than 50% of any such costs of indemnification, Parent or the Company, as applicable, will promptly make payment to the other such that each of Parent and the Company has borne 50% of all amounts which are paid to Escrow Agent under this subparagraph (d).

(e)            The Escrow Agent shall have no liability or duty to inquire into the terms and conditions of any agreements to which the Escrow Agent is not a party, its duties under this Agreement being understood to be purely ministerial in nature.

(f)            The Escrow Agent shall be permitted to consult with counsel of its choice and shall not be liable for any action taken, suffered, or omitted by it in good faith in accordance with the written advice of such counsel; provided, however, that nothing contained in this subparagraph (f), nor any action taken by the Escrow Agent, or of any counsel, shall relieve the Escrow Agent from liability for any claims which are occasioned by its bad faith, gross negligence, willful misconduct, fraud, or willful breach of this Agreement. The Company shall deposit a reserve of ten thousand dollars ($10,000) with the Escrow Agent for payment of any legal expenses pursuant to this paragraph. Any un-used funds shall be returned to the Company upon termination of this Agreement.

(g)            The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission, or supersession of this Agreement, unless the same shall be in writing and signed by the parties hereto.

(h)            The Escrow Agent shall perform any acts ordered by a court of competent jurisdiction. The Escrow Agent shall if and to the extent it is uncertain as to its duties and rights hereunder, be entitled to refrain from taking any action other than to keep all Escrow Shares (and the Stock Certificate and Share Transfer Documents) in escrow until it shall be directed otherwise in writing by both the Company and Parent, in accordance with this Agreement, or by an Order.

(i)             The Escrow Agent shall have no liability for any act or omission done pursuant to the instructions contained or expressly provided for herein, or written instructions given by both the Company and Parent pursuant hereto, except in cases of the Escrow Agent’s bad faith, gross negligence, willful misconduct, fraud, or willful breach of this Agreement.

5

(j)            The Escrow Agent shall have the right, at any time, to resign hereunder by giving written notice of its resignation to the Company and Parent, at least thirty (30) Business Days prior to the date specified for such resignation to take effect; provided, however, that no such resignation shall be effective unless and until Parent and the Company have selected a successor escrow agent and such successor escrow agent shall have assumed all of the obligations of the Escrow Agent hereunder. Upon receipt of written notice from Parent and the Company that a successor escrow agent has been selected and assumed the obligations of the Escrow Agent hereunder, the Escrow Agent shall promptly deliver the Escrow Shares (and the Stock Certificate and Share Transfer Documents) to such successor escrow agent. If Parent and the Company have failed to appoint a successor prior to the expiration of thirty (30) Business Days following receipt of the Escrow Agent’s notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties.

(k)            The Company and Parent agree to reimburse the Escrow Agent upon its request for all reasonable expenses, disbursements, and advances incurred or made by it in accordance with any provisions of this Agreement, except any such expenses, disbursements, or advances as may be attributable to its gross negligence, willful misconduct, bad faith, fraud, or other breach of fiduciary duty. All reimbursements pursuant to this subparagraph (k) shall be made one half by the Company and one half by Parent. The Escrow Agent shall deliver to Parent and the Company upon request a detailed accounting as to all fees and reimbursable expenses claimed by the Escrow Agent.

(l)            The Escrow Agent shall be entitled a one-time fee of $2,500 (“Set-Up Fee”) for the Escrow Agent’s initial review of this Agreement and the Escrow Account set-up, and an annual fee of $9,500 (‘Annual Fee”) for its services as Escrow Agent hereunder (it being understood and agreed that such fees are the only fees to which Escrow Agent is entitled) in connection with the performance of its duties hereunder, and services required on account of disputes between Parent and the Company. Such fees shall be paid one-half by the Company and one-half by Parent. The Set-Up Fee and the Annual Fee shall be due and payable upon execution of this Agreement. The Set-Up Fee and Annual Fee are non-refundable and shall not be pro-rated or reduced due to any termination event.

9.            Representations and Warranties. Each party hereby represents and warrants to each other party hereto that:

(a)            this Agreement has been duly authorized, executed, and delivered by such party and is the legal, valid, and binding agreement of such party, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity (regardless of whether in equity or at law); and

(b)            the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any provision of, or be an event that is or, with the passage of time will result in, a violation of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under or pursuant to any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment, or decree to which such party is a party or by which it or any of its assets are bound.

6

10.          Notices. All requests, notices, or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand in a sealed envelope, by prepaid overnight courier (providing proof of delivery), by email, or by registered or certified mail, return receipt requested, postage prepaid to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph 10):

if to the Company:

Nevada Gold & Casinos, Inc.

133 E. Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

Attention: Michael P. Shaunnessy, President & CEO

Email: mshaunnessy@nevadagold.com

with a copy to:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, NY 10004

Attention: James Modlin

Email: james.modlin@hugheshubbard.com

if to Parent:

Maverick Casinos LLC

2926 Montessouri Street

Las Vegas, NV 89117

Attention: Erick Persson

Email: erichpersson@gmail.com

with a copy to:

Lewis Roca Rothgerber Christie LLP

3993 Howard Hughes Parkway, Suite 600

Las Vegas, NV 89169

Attention: Don Martin, Esq.

Email: dmartin@lrrc.com

if to the Escrow Agent:

Mutual of Omaha Bank

Wealth Management

9200 E Pima Center Parkway, Suite 260

Scottsdale, AZ 85258

Attention: Bruce Fox

Email: Bruce.Fox@mutualofomahabank.com

7

with a copy to:

Mutual of Omaha Bank

Bank Law Group

4950 S. 48th Street

Phoenix, AZ 85040

Attn: Janet A. Ryan, Esq.

Email: janet.ryan@mutualofomahabank.com

11.          Governing Law; Jurisdiction.

(a)            This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law rules of such state that would direct a matter to another jurisdiction.

(b)            Each of the parties (i) agrees that any action, suit, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or the transactions contemplated hereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) shall be brought, heard, and determined exclusively in the state courts located in the State of Nevada or, if such court shall not have jurisdiction, any of the federal courts of the United States of America located in the State of Nevada, (ii) irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit, or proceeding in any such court or that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and (iv) agrees not to bring any action, suit, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. The parties agree that a final trial court judgment in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

12.          Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8

13.          Entire Agreement. This Agreement, and solely with respect to Parent and the Company, the Merger Agreement and the Securities Purchase Agreement, contain the entire agreement by and among the parties with respect to the subject matter hereof and all prior agreements and undertakings, written or oral, relating to the subject matter of this Agreement are superseded by this Agreement and solely with respect to Parent and the Company, the Merger Agreement and the Securities Purchase Agreement.

14.          Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned by any of the parties without the prior written consent of the other parties. Any purported assignment in violation of this paragraph 14 will be null and void ab initio. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

15.          Amendments; Waiver. This Agreement may not be amended or modified except by written agreement of the parties. Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

16.          Miscellaneous. Nothing in this Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy, or claim. Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, including all legal, accounting, financial advisory, consulting, and all other fees and expenses of third parties incurred by a party in connection with this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses. This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in two or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Paragraph headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of any term or provision hereof. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof.

[Signature page follows]

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President & CEO

MAVERICK CASINOS LLC

By:	/s/ Eric Persson
Name: Eric Persson
Title: Manager

MUTUAL OF OMAHA BANK

By:	/s/ Bruce Fox
Name: Bruce Fox
Title: Vice President

[Signature page to Escrow Agreement]